EXHIBIT 23.2


                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT




The Board of Directors
Digital Biometrics, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                              /s/KPMG Peat Marwick LLP


KPMG Peat Marwick LLP
Minneapolis, Minnesota
July 7, 1998